UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016 (August 18, 2016)

C&J Energy Services Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 2nd floor

4 Par-la-Ville Rd

Hamilton HM08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2016, the Board of Directors (the “Board”) of C&J Energy Services Ltd. (the “Company” or “C&J”) appointed Mr. Patrick Bixenman, Mr. Everett Michael Hobbs and Mr. Nicholas Petronio as the Company’s Chief Administrative Officer, Chief Operating Officer, and President of Well Services, respectively, effective as of August 22, 2016.

Appointment of Mr. Bixenman as Chief Administrative Officer.

Mr. Bixenman has served as C&J’s President of Research & Technology since October 2012 and will continue to perform the duties of such position as Chief Administrative Officer. He will also oversee the Company’s Human Resources, Information Technology and Real Estate divisions, among other divisions. As President of Research & Technology, Mr. Bixenman oversaw the growth of the Company’s Research & Technology division and recruited more than 100 technology professionals to the Company. Mr. Bixenman also initiated development of drilling products that allowed the Company to enter the directional drilling services business. Prior to joining C&J, Mr. Bixenman was employed by Schlumberger Limited (“Schlumberger”) from 1985 through 2012, where he gained significant technology development and manufacturing experience in wireline logging, coiled tubing, completions tools, artificial lift, drill stem testing, and subsea intervention trees. While employed by Schlumberger, Mr. Bixenman held numerous key management positions, including Engineering Manager, Manufacturing Center Manager and Technology Center Manager. He graduated from Tennessee Technology University with a B.S. in Mechanical Engineering in 1983 and Rice University with a Masters in Mechanical Engineering in 1988.

Appointment of Mr. Hobbs as Chief Operating Officer.

Mr. Hobbs has served as C&J’s President of Well Services since June 2015. In this position, Mr. Hobbs directed all aspects of the Company’s Well Services division, including maintenance, workover and plug and abandonment services, as well as fluid management, rental tool, and salt water disposal services. Prior to his promotion to President of Well Services, Mr. Hobbs served as the Company’s Senior Vice President of Corporate Operational Development since October 2012. In that role, Mr. Hobbs focused on structural and strategic issues within each of the Company’s core service lines, including equipment maintenance, operational best practices, corporate systems, facilities and new business opportunities. Mr. Hobbs was Chief Operating Officer of the Company’s wireline division, Casedhole Solutions, Inc. (“Casedhole Solutions”), at the time C&J acquired Casedhole Solutions in June 2012, a position he had held since 2011. Following C&J’s acquisition of Casedhole Solutions through October 2012, he served as Vice President – Operations of Casedhole Solutions. Mr. Hobbs first joined Casedhole Solutions in April 2010 as Vice President and General Manager for the Southern region, before being promoted to Chief Operating Officer in 2011. Mr. Hobbs has over 30 years of experience in the oilfield service industry, the first fourteen of which were with Schlumberger in numerous operational and management positions in the Permian Basin. After leaving Schlumberger in 1997, Mr. Hobbs founded E.M. Hobbs, Inc. where he participated in the development and implementation of many of the multi-stage completion procedures and techniques that are currently used today within the wireline service industry. Before leaving E.M. Hobbs, Inc. in 2004, Mr. Hobbs grew the company to 21 units in five locations in Texas and New Mexico. E.M. Hobbs, Inc. is now known as E&P Wireline and is owned by Schlumberger.

Appointment of Mr. Petronio as President of Well Services.

Mr. Petronio has served as Senior Vice President for Operational Development in C&J’s Well Services division since March 2015. Prior to holding this position, he served as Assistant to the Chairman of Nabors Industries Ltd. (“Nabors”) from 2010 to 2014. A veteran of the oil and gas industry, Mr. Petronio served as President of Poole Well Services in Houston, a subsidiary of Nabors, from 1999 to 2010. The company operated a fleet of more than 750 workover rigs and 350 oilfield trucks and managed a workforce of 3,400 that provided well services to customers in eight states. The subsidiary was renamed Nabors Well Services Co. in 2005. Mr. Petronio joined Poole Company as Construction Manager in 1978 and held numerous roles of increasing responsibility within the company, including Vice President of Equipment and Environmental Affairs and Senior Vice President of Eastern U.S. Operations before being named President in 1999. Mr. Petronio started his career in 1968 with General Dynamics’ Electric Boat division before joining Marathon-LeTourneau as a as a technical manager from 1976 to 1978. He earned a B.S. in Civil Engineering from the University of Rhode Island and a M.S. in Civil Engineering (Applied Mechanics) from the University of Connecticut.

Employment Agreements of Mr. Bixenman, Mr. Hobbs and Mr. Petronio

In connection with Mr. Bixenman’s appointment as Chief Administrative Officer on August 18, 2016 and continued role as President of Research & Technology for the Company, the Company and Mr. Bixenman entered into an employment agreement (the “Bixenman Employment Agreement”), effective as of August 22, 2016. Under the Bixenman Employment Agreement, Mr. Bixenman will serve as Chief Administrative Officer and President of Research & Technology for a term commencing on the effective date and ending on the date that Mr. Bixenman’s employment terminates in accordance with the terms of the Bixenman Employment Agreement.

The Bixenman Employment Agreement provides that Mr. Bixenman will receive an annual base salary of $362,000, which amount is subject to annual review and may be increased, but not decreased, without Mr. Bixenman’s written consent. Mr. Bixenman will be eligible to receive an annual bonus equal to 100 percent of his annual base salary for each full calendar year beginning on or after January 1, 2016 that he is employed by the Company in which the Company achieves certain targets as set forth by the Compensation Committee of the Board. In addition, Mr. Bixenman is eligible to receive discretionary bonuses as determined solely by the Board, employee benefits for him and his eligible family members that the Company ordinarily provides to similarly situated employees and long-term equity compensation awards, beginning in 2017, at a target award level of no less than Mr. Bixenman’s Total Compensation (as defined in the Bixenman Employment Agreement).

In connection with Mr. Hobbs’s appointment as Chief Operating Officer of the Company on August 18, 2016, the Company and Mr. Hobbs entered into an employment agreement (the “Hobbs Employment Agreement”), effective as of August 22, 2016. Under the Hobbs Employment Agreement, Mr. Hobbs will serve as Chief Operating Officer of the Company for a term commencing on the effective date and ending on the date that Mr. Hobbs’s employment terminates in accordance with the terms of the Hobbs Employment Agreement.

The Hobbs Employment Agreement provides that Mr. Hobbs will receive an annual base salary of $500,000 during the term of his employment, which amount is subject to annual review and may be increased, but not decreased, without Mr. Hobbs’s written consent. Mr. Hobbs will be eligible to receive an annual bonus equal to 150 percent of his annual base salary for each full calendar year beginning on or after January 1, 2016 that he is employed with the Company in which the Company achieves certain targets as set forth by the Compensation Committee of the Board. In addition, Mr. Hobbs is eligible to receive discretionary bonuses as determined solely by the Board, employee benefits for him and his eligible family members that the Company ordinarily provides to similarly situated employees and long-term equity compensation awards, beginning in 2017, at a target award level of no less than Mr. Hobbs’s Total Compensation (as defined in the Hobbs Employment Agreement).

In connection with Mr. Petronio’s appointment as President of Well Services of the Company on August 18, 2016, the Company and Mr. Petronio entered into an employment agreement (the “Petronio Employment Agreement”), effective as of August 22, 2016. Under the Petronio Employment Agreement, Mr. Petronio will serve as President of Well Services for a term commencing on the effective date and ending on the date that Mr. Petronio’s employment terminates in accordance with the terms of the Petronio Employment Agreement.

The Petronio Employment Agreement provides that Mr. Petronio will receive an annual base salary of $340,000 during the term of his employment, which amount is subject to annual review and may be increased. Mr. Petronio will be eligible to receive an annual bonus equal to 75 percent of his annual base salary for each full calendar year beginning on or after January 1, 2016 that he is employed by the Company in which the Company achieves certain targets as set forth by the Compensation Committee of the Board. In addition, Mr. Petronio is eligible to receive employee benefits for him and his eligible family members that the Company ordinarily provides to similarly situated employees and long-term equity compensation awards, beginning in 2017, at a target award level of no less than 100% of Mr. Petronio’s then effective base salary.

The Bixenman Employment Agreement and the Hobbs Employment Agreement each provide for the following severance payment and benefits:

•

If the executive is terminated other than for cause, death or permanent disability (each as defined in the applicable employment agreement), or if such executive resigns for good reason, in each case, outside of the period beginning 30 days prior to the effective date of a change of control or unapproved change of control (each as defined in the applicable employment agreement), as applicable, and ending on the two year anniversary of the effective date of such change of control or unapproved change of control (the “Protected Period”), then the executive will be eligible to receive: (i) to the extent unpaid, the sum of the executive’s base salary earned through the date of termination and any accrued, unused vacation pay earned by the executive and any unreimbursed business expenses, (ii) subject to satisfaction of any applicable performance targets, any of the executive’s unpaid bonuses with respect to a previous calendar year completed prior to the date of termination (without regard to any continued employment requirement) (each (i) and (ii), the “Accrued Obligations”), and (iii) subject to the executive’s execution of a release and compliance with certain restrictive covenants specified in the applicable employment agreement, (a) payment of the annual bonus for the calendar year in which the termination occurs (based on actual results and payable at the time bonuses are paid to active executives), (b) full vesting of any and all long-term equity compensation awards held by the executive (provided that any awards intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) shall be paid based on actual performance), with any unexercised stock options remaining exercisable for their full term, (c) lump sum payment of an amount equal to two times the sum of (1) the executive’s annualized base salary in effect on the date of termination and (2) the executive’s target annual bonus for the calendar year in which the date of termination occurs and (d) a lump sum payment of an amount equal to all Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), premiums that would be payable for the 18 month period beginning on the date of termination, assuming that the executive and the executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire 18 month period).

•	If the executive is terminated other than for cause, death or permanent disability, or if such executive resigns for good reason, in each case, during the Protected Period in connection with a change of control, then the executive will be eligible to receive (in lieu of the ordinary severance payments and benefits described above): (i) the Accrued Obligations, and (ii) subject to the executive’s execution of a release and compliance with certain restrictive covenants specified in the applicable employment agreement, (a) payment of the annual bonus for the calendar year in which the termination occurs at the target level, (b) full vesting of any and all long-term equity compensation awards held by the executive (provided that any awards intended to be performance-based compensation within the meaning of Section 162(m) shall be paid at the target level without regard to actual performance), with any unexercised stock options remaining exercisable for their full term, (c) lump sum payment of an amount equal to three times the sum of (1) the executive’s annualized base salary in effect on the date of termination and (2) the executive’s target annual bonus for the calendar year in which the date of termination occurs and (d) a lump sum payment of an amount equal to all COBRA premiums that would be payable for the three year period beginning on the date of termination, assuming that the executive and the executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire three year period).

•	If the executive is terminated other than for cause, death or permanent disability, or if such executive resigns for good reason, in each case, during the Protected Period in connection with an unapproved change of control, then the executive will be eligible to receive (in lieu of the ordinary severance payments and benefits described above): (i) the Accrued Obligations, and (ii) subject to the executive’s execution of a release and compliance with certain restrictive covenants specified in the applicable employment agreement, (a) payment of the annual bonus for the calendar year in which the termination occurs at the target level, (b) full vesting of any and all long-term equity compensation awards held by the executive (provided that any awards intended to be performance-based compensation within the meaning of Section 162(m) shall be paid at the target level without regard to actual performance), with any unexercised stock options remaining exercisable for their full term, (c) lump sum payment of an amount equal to four and one-half times the sum of (1) the executive’s annualized base salary in effect on the date of termination and (2) the executive’s target annual bonus for the calendar year in which the date of termination occurs, (d) a lump sum payment of an amount equal to three times the annual value of the executive’s perquisites and (e) a lump sum payment of an amount equal to all COBRA premiums that would be payable for the three year period beginning on the date of termination, assuming that the executive and the executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire three year period).

•	If the executive is terminated by reason of death or permanent disability, then the executive will be eligible to receive: (i) the Accrued Obligations, (ii) payment of the annual bonus for the calendar year in which the termination occurs based on actual performance, (iii) full vesting of any and all long-term equity compensation awards held by the executive (provided that any awards intended to be performance-based compensation within the meaning of Section 162(m) shall be paid at the target level without regard to actual performance), with any unexercised stock options remaining exercisable for their full term, and (iii) timely payment or provision of any and all benefit obligations provided under Section 3.4 of the applicable employment agreement (which includes, but is not limited to, employee benefits, sick-leave benefits, disability insurance and paid vacation), which under their terms are payable in the event of the executive’s death or permanent disability.

The Petronio Employment Agreement provides for the following severance payment and benefits:

•	If the executive is terminated without cause, death or permanent disability (as defined in the Petronio Employment Agreement), in each case, outside of the Protected Period (which, with respect to Mr. Petronio, is the period beginning three months prior to the effective date of a change of control and ending on the one year anniversary of the effective date of such change of control), then the executive will be eligible to receive: (i) the Accrued Obligations and (ii) subject to the executive’s execution of a release and compliance with certain restrictive covenants specified in the Petronio Employment Agreement, (a) lump sum payment of an amount equal to one times the sum of (1) the executive’s annualized base salary in effect on the date of termination and (2) the executive’s target annual bonus for the calendar year in which the date of termination occurs and (b) a lump sum payment of an amount equal to all COBRA premiums that would be payable for the 18 month period beginning on the date of termination, assuming that the executive and the executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire 18 month period).

•	If the executive is terminated by the Company without cause during the Protected Period, then the executive will be eligible to receive (in lieu of the ordinary severance payments and benefits described above): (i) the Accrued Obligations and (ii) subject to the executive’s execution of a release and compliance with certain restrictive covenants specified in the Petronio Employment Agreement, (a) lump sum payment of an amount equal to one times the sum of (1) the executive’s annualized base salary in effect on the date of termination and (2) the executive’s target annual bonus for the calendar year in which the date of termination occurs and (b) a lump sum payment of an amount equal to all COBRA premiums that would be payable for the three year period beginning on the date of termination, assuming that the executive and the executive’s eligible dependents elected COBRA coverage (without regard to whether actual coverage was elected or would be applicable for the entire three year period).

•	If the executive is terminated by reason of death or permanent disability, then the executive will be eligible to receive: (i) the Accrued Obligations and (ii) timely payment or provision of any and all benefit obligations provided under Section 3.4 of the Petronio Employment Agreement (which includes, but is not limited to, employee benefits, sick-leave benefits, disability insurance and paid vacation), which under their terms are payable in the event of the executive’s death or permanent disability.

The foregoing descriptions of the Bixenman Employment Agreement, the Hobbs Employment Agreement and the Petronio Employment Agreement are not complete and are qualified in their entirety by reference to the complete text of each such agreement, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

*10.1	Employment Agreement by and between C&J Energy Services Ltd. and Patrick Bixenman.

*10.2	Employment Agreement by and between C&J Energy Services Ltd. and Everett Michael Hobbs.

*10.3	Employment Agreement by and between C&J Energy Services Ltd. and Nicholas Petronio.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES LTD.
(Registrant)

By:	/s/ Danielle Hunter

Name:	Danielle Hunter
Title:	Executive Vice President and General Counsel

Date: August 22, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Employment Agreement by and between C&J Energy Services Ltd. and Patrick Bixenman.

*10.2	Employment Agreement by and between C&J Energy Services Ltd. and Everett Michael Hobbs.

*10.3	Employment Agreement by and between C&J Energy Services Ltd. and Nicholas Petronio.

*	Filed herewith.